                                                                    Exhibit 25.7

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                          13-5160382
(State of incorporation                           (I.R.S. employer
if not a U.S. national bank)                      identification no.)
One Wall Street, New York, N.Y.                   10286
(Address of principal executive offices)          (Zip code)

                           ---------------------------

                              Banknorth Group, Inc.
               (Exact name of obligor as specified in its charter)

Maine                                             01-0437984
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)
P.O. Box 9540
Two Portland Square                               04112
Portland, Maine                                   (Zip code)
(Address of principal executive offices)



                           ---------------------------

                       Guarantee of Capital Securities of
                           Banknorth Capital Trust III
                       (Title of the indenture securities)

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


               Name                                                        Address
               ----                                                        -------
Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y.  10006,
                                                         and Albany, N.Y. 12203

Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.  10045
Federal Deposit Insurance Corporation                    Washington, D.C.  20429
New York Clearing House Association                      New York, New York   10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 31th day of January, 2002.


                                         THE BANK OF NEW YORK


                                         By:       /S/  MARY LAGUMINA
                                             ----------------------------------
                                             Name: MARY LAGUMINA
                                             Title:   VICE PRESIDENT

                                                                       Exhibit 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
ASSETS                                                       In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin        $ 3,238,092
   Interest-bearing balances                                   5,255,952
Securities:
   Held-to-maturity securities                                   127,193
   Available-for-sale securities                              12,143,488
Federal funds sold and Securities purchased under
   agreements to resell                                          281,677
Loans and lease financing receivables:
   Loans and leases held for sale                                    786
   Loans and leases, net of unearned
     income                                                   46,206,726
   LESS: Allowance for loan and
     lease losses                                                607,115
   Loans and leases, net of unearned
     income and allowance                                     45,599,611
Trading Assets                                                 9,074,924
Premises and fixed assets (including capitalized
   leases)                                                       783,165
Other real estate owned                                              935
Investments in unconsolidated subsidiaries and
   associated companies                                          200,944
Customers' liability to this bank on acceptances
   outstanding                                                   311,521
Intangible assets
   Goodwill                                                    1,546,125
   Other intangible assets                                         8,497
Other assets                                                   8,761,129
                                                             -----------
Total assets                                                 $87,334,039
                                                             ===========

LIABILITIES
Deposits:
   In domestic offices                                       $28,254,986
   Noninterest-bearing                                        10,843,829
   Interest-bearing                                           17,411,157
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs                                   31,999,406
   Noninterest-bearing                                         1,006,193
   Interest-bearing                                           30,993,213
Federal funds purchased and securities sold under
   agreements to repurchase                                    6,004,678
Trading liabilities                                            2,286,940
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)                                   1,845,865
Bank's liability on acceptances executed and
   outstanding                                                   440,362
Subordinated notes and debentures                              2,196,000
Other liabilities                                              7,606,565
                                                             -----------
Total liabilities                                            $80,634,802
                                                             ===========

EQUITY CAPITAL
Common stock                                                   1,135,284
Surplus                                                        1,050,729
Retained earnings                                              4,436,230
Accumulated other comprehensive income                            76,292
Other equity capital components                                        0
                                                             -----------
Total equity capital                                           6,698,535
                                                             -----------
Total liabilities and equity capital                         $87,334,039
                                                             ===========


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                      Thomas J. Mastro,
                                  Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi                   :
Gerald L. Hassell                 :                 Directors
Alan R. Griffith                  :